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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)


                 DELAWARE                             93-0976127
 (State of incorporation or organization) (I.R.S. Employer Identification No.)



             10802 PARKRIDGE BOULEVARD, RESTON, VA     20191-5416
            (Address of principal executive offices)   (Zip Code)

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
If this form relates to the registration of a class of          If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the                     securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to General               Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [ ]                 Instruction A.(d), check the following box. [X]
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      Securities Act registration statement file number to which this form relates (if applicable): 333-63826

     Securities to be registered pursuant to Section 12(b) of the Act: NONE

        Securities to be registered pursuant to Section 12(g) of the Act:

      SERIES A VOTING CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE PER SHARE
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                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Information with respect to the Series A Voting Convertible Preferred Stock, par value $.01 per share (the "PREFERRED Stock"), of the registrant is incorporated by reference to the section captioned "Motient Capital Stock and Comparison of Stockholder Rights--Description of Motient Capital Stock Following the Merger" in Amendment No. 1 to the registrant's registration statement on Form S-4 (No. 333-63826), as filed with the Securities and Exchange Commission on August 15, 2001, any amendments to such registration statement filed subsequently thereto, and any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 in connection with such registration statement.


ITEM 2.  EXHIBITS.

The following exhibits are incorporate herein by reference:

         1. Restated Certificate of Incorporation of the registrant (to be filed with the Secretary of State of the State of Delaware prior to the issuance of the Preferred Stock)*

         2. Specimen Preferred Stock Certificate representing the Preferred Stock of the registrant**

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*        Filed as an exhibit to the registrant's registration statement on Form
         S-4 (File No. 333-63826) as filed on August 15, 2001 and incorporated herein by reference thereto.

** Filed as an exhibit to the registrant's registration statement on Form S-4 (File No. 333-63826) as filed on June 26, 2001 and incorporated herein by reference thereto.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    MOTIENT CORPORATION


Date:  August 28, 2001              By:     /s/ David H. Engvall
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                                         David H. Engvall
                                         Vice President and General Counsel




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                                  EXHIBIT INDEX



    EXHIBIT NO.   DESCRIPTION
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         1.       Restated Certificate of Incorporation of the registrant (to be filed with the Secretary of State of the State of Delaware prior to the issuance of the Preferred Stock)*


         2. Specimen Preferred Stock Certificate representing the Preferred Stock of the registrant**

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*        Incorporated herein by reference to the registrant's registration statement on Form S-4 (File No. 333-63826) as filed on August 15, 2001.

** Incorporated herein by reference to the registrant's registration statement on Form S-4 (File No. 333-63826) as filed on June 26, 2001.



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